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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):    SEPTEMBER 12, 2003
                                                        ------------------------


                               THE TIMKEN COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                      OHIO
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                 (State or Other Jurisdiction of Incorporation)


            1-1169                                  34-0577130
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     (Commission File Number)           (I.R.S. Employer Identification No.)



                1835 DUEBER AVENUE, S.W., CANTON, OHIO 44706-2798
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               (Address of Principal Executive Offices) (Zip Code)


                                 (330) 438-3000
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              (Registrant's Telephone Number, Including Area Code)








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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     As previously announced, The Timken Company ("Timken") has reorganized its Automotive and Industrial Groups. Timken's automotive aftermarket business is part of the Industrial Group, which is now managing the combined distribution operations. Timken's sales to emerging markets - principally in central and eastern Europe and Asia - previously were reported as part of the Industrial Group. Now, emerging market sales to automotive original equipment manufacturers are included in the Automotive Group. No changes have been made in reporting with respect to the Steel Group.

     Reported segments for Timken now include:

1. AUTOMOTIVE GROUP - Global sales of bearings and solutions other than steel to automotive original equipment manufacturers.

2. INDUSTRIAL GROUP - Global sales of bearings and solutions other than steel to a diverse end market of manufacturers. These include industrial equipment, off-highway, rail and aerospace and defense. This segment also includes all results for Distribution customers.

3. STEEL GROUP - Global sales of steel products, including tubes, bars, specialty and precision component products.

The attached Exhibit 99.1 reflects segment financial information for the years ended and as of December 31, 2002, 2001 and 2000, reflecting the reorganization of the Automotive and Industrial Group. The 2000 segment financial information does not reflect such reorganization. Since the Automotive and Industrial Group structure was not in place during 2000, Timken's financial records cannot reflect this separation. These results do not include financial results for Torrington, which was acquired in February of 2003. In addition to reflecting the reorganization of the Automotive and Industrial Groups, earnings for all three years are shown both as reported and as adjusted to exclude impairment, restructuring and reorganization expenses and receipt of Continued Dumping & Subsidy Offset Act (CDSOA) payments. Management uses adjusted financial information to measure the financial performance of each Group.

         Exhibits.
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             99.1       Segment Financial Information for 2002, 2001 and 2000








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE TIMKEN COMPANY



                                          By: /s/ William R. Burkhart
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                                              William R. Burkhart
                                              Senior Vice President and General
                                              Counsel


Date: September 12, 2003














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                                  EXHIBIT INDEX


         Exhibit
          Number      Description of Document
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           99.1       Segment Financial Information for 2002, 2001 and 2000